Exhibit 99.1

Company Contact:	Investor Contact:
Nuvectra Corporation	The Ruth Group

Jennifer Kosharek	Tram Bui
(214) 474-3107	(646) 536-7035
jkosharek@nuvectramed.com	investors@nuvectramed.com

Nuvectra® Announces Departure of COO & CFO Walter Z. Berger

Appoints Jennifer Kosharek as Interim CFO

Plano, Texas, May 16, 2019 – Nuvectra Corporation (NASDAQ: NVTR), a neurostimulation medical device company, today announced that Walter Z. Berger has resigned as Nuvectra’s Chief Operating Officer and Chief Financial Officer to pursue another business opportunity effective, May 24, 2019. The Board of Directors accepted Mr. Berger’s resignation and has appointed Ms. Jennifer Kosharek, the Company’s current Vice President, Controller and Principal Accounting Officer, as interim Chief Financial Officer as it initiates a search for a successor. Mr. Berger’s departure is not based on any disagreement with the Company's accounting principles or practices, internal controls or financial statement disclosures.

Dr. Fred Parks, Nuvectra’s Chief Executive Officer, commented, “On behalf of the Board of Directors and the leadership team, I would like to thank Walter for his significant contributions to the Company. During his tenure, Walter was instrumental in building the Company’s corporate and commercial infrastructure, strengthening our balance sheet and driving strategic initiatives. I wish him the best of luck in his future endeavors and look forward to continuing to work with Jennifer to ensure a seamless transition.”

Mr. Berger added, “It has been a privilege to work with the entire Nuvectra team to position the Company for growth. Since the spinout of the Company, we have made great strides in the field of neurostimulation as we developed and commercialized Algovita®. I believe the Company is positioned to continue to execute on its growth initiatives and create shareholder value.”

Ms. Kosharek joined Nuvectra in January 2016 as Executive Director, Corporate Controller, and was appointed Vice President, Controller and Principal Accounting Officer, in June 2018. Ms. Kosharek has led the Company’s external financial reporting, corporate accounting, corporate internal controls, shared services, payroll and tax functions. Ms. Kosharek has held various finance and leadership positions and has more than 15 years of audit and accounting experience, including 7 years of public company accounting experience. Prior to joining Nuvectra, Ms. Kosharek was the Corporate Controller and subsequently served as the Chief Financial Officer and Vice President of Finance at Interphase Corporation from 2011 to 2015. Preceding her position at Interphase, Ms. Kosharek served as Senior Accountant – External Reporting and later as Accounting Manager at Sabre Holding from 2008 to 2011. She began her career at Grant Thornton, LLP. Ms. Kosharek is a Certified Public Accountant and holds a Master’s of Public Accountancy from the University of Wisconsin-Whitewater.

The Board of Directors has initiated a search to identify a permanent Chief Financial Officer.

About Nuvectra Corporation

Nuvectra® is a neurostimulation company committed to helping physicians improve the lives of people with chronic conditions. The Algovita® Spinal Cord Stimulation (SCS) System is our first commercial offering and is CE marked and FDA approved for the treatment of chronic intractable pain of the trunk and/or limbs. Our innovative technology platform also has capabilities under development to support other indications such as sacral neuromodulation (SNM) for the treatment of overactive bladder, and deep brain stimulation (DBS) for the treatment of Parkinson’s Disease. Visit the Nuvectra website at www.nuvectramed.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains "forward-looking statements," including statements we make regarding the outlook for Nuvectra as an independent publicly-traded company. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions, and therefore they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and may be outside of our control. Our actual performance may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include: (i) our ability to successfully commercialize Algovita and to develop, complete and commercialize enhancements or improvements to Algovita; (ii) our ability to successfully compete with our current SCS competitors and the ability of our U.S. sales representatives to successfully establish market share and acceptance of Algovita, (iii) the uncertainty and timing of obtaining regulatory approvals in the United States and Europe for our Virtis SNM system, (iv) our ability to successfully launch and commercialize the Virtis SNM system if and when it receives regulatory approval (v) our ability to demonstrate the features, perceived benefits and capabilities of Algovita to physicians and patients in competition with similar products already well established and sold in the SCS market; (vi) our ability to anticipate and satisfy customer needs and preferences and to develop, introduce and commercialize new products or advancements and improvements to Algovita in order to successfully meet our customers’ expectations; (vii) the outcome of our development plans for our neurostimulation technology platform, including our ability to identify additional indications or conditions for which we may develop neurostimulation medical devices or therapies and seek regulatory approval thereof; (viii) our ability to identify business development and growth opportunities and to successfully execute on our strategy, including our ability to seek and develop strategic partnerships with third parties to, among other things, fund clinical and development costs for new product offerings; (ix) the performance by our development partners, including Aleva Neurotherapeutics, S.A., of their obligations under their agreements with us; (x) the scope of protection for our intellectual property rights covering Algovita and other products using our neurostimulation technology platform, along with any product enhancements or improvements; (xi) our ability to successfully build, attract and maintain an effective commercial infrastructure and qualified sales force in the United States; (xii) our compliance with all regulatory and legal requirements regarding implantable medical devices and interactions with healthcare professionals; (xiii) our reliance on each of Integer, our exclusive and sole manufacturer and supplier of parts and components for Algovita, and Minnetronix, Inc., our sole-source supplier of external peripheral devices; (xiv) any supplier shortages related to Algovita or its components and any manufacturing disruptions which may impact our inventory supply as we expand our business; (xv) any product recalls, or the receipt of any warning letters, mandatory corrections or fines from any governmental or regulatory agency; (xvi) our ability to satisfy the conditions and covenants of our Credit Facility; and (xvii) our ability to raise capital should it become necessary to do so, through another public offering of our common stock, private equity or debt financings, strategic partnerships, or other sources. Please see the section entitled “Risk Factors” in Nuvectra’s Annual Report on Form 10-K and in our other quarterly and periodic filings for a description of these and other risks and uncertainties. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.